UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2011

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio		44308
(Address of principal executive offices)		(Zip Code)

(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

FirstMerit Corporation (“FirstMerit”) is filing this Current Report on Form 8-K/A as an amendment (“Amendment”) to the Current Report on Form 8-K filed April 20, 2011 ( the “Original Form 8-K”). FirstMerit filed the Original Form 8-K to report, among other things, the results of the matters submitted to a vote at the 2011 Annual Meeting of Shareholders held on April 20, 2011. The sole purpose of this Amendment is to disclose FirstMerit’s decision regarding the frequency of holding a non-binding, advisory vote on executive compensation. FirstMerit is not making any other changes to the Original Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As previously reported, a majority of the votes cast at the 2011 Annual Meeting were in favor of holding an annual non-binding, advisory vote on FirstMerit’s executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
42,443,592	2,375,206	37,974,146	907,459	10,107,367

In light of the voting results, the Board of Directors of FirstMerit has determined that it will include a non-binding, advisory, vote on executive compensation in its proxy materials on an annual basis until it conducts its next advisory vote on the frequency of holding an advisory vote on executive compensation, which will occur no later than FirstMerit’s 2017 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

By:	/s/ Carlton E. Langer
Carlton E. Langer
Senior Vice President and
Assistant Secretary

Date: August 22, 2011